UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    February 12, 2008

PSPP HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

                  Nevada                                   000-24723                             88-0393257

(State or Other Jurisdiction     (Commission file Number)       (IRS Employer

          of  Incorporation)                                                                Identification No.)

  3435 Ocean Boulevard, Santa Monica, California                                  90405

(Address of Principal Executive Offices)                                             (Zip Code)

Registrant’s telephone number, including area code (310) 207-9745

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5

Corporate Governance and Management

Item 5.01

Change of Control of Registrant

On February 12, 2008, Airport Road Associates One, LLC (“Airport LLC”), the controlling stockholder of PSPP Holdings, Inc. (the “registrant”), entered into a Stock Purchase Agreement with East Coast Realty Ventures, LLC (“ECRV”), pursuant to which ECRV acquired from Airport LLC (a) 900,000 shares of the registrant’s Series A Preferred Stock (the “Series A Shares”) and (b) 25,865,000 shares of the registrant’s common stock in consideration of a cash payment of $153,750 from ECRV and the assumption by ECRV of $500,000 owed by Airport LLC to certain persons who previously controlled the registrant.  The source of the funds used by ECRV to pay the consideration to Airport LLC came from ECRV’s cash on hand.  The transaction closed on the date of signing (February 12, 2008).

The Series A Shares are convertible into such number of shares of common stock that equals 45.9% of the outstanding common stock of the registrant immediately after the conversion.  Based on 59,449,346 shares of the registrant’s common stock currently outstanding, the Series A Shares are convertible into 55,688,282 shares of common stock.  As a result of the acquisition of the Series A Shares and the 25,865,000 shares of common stock, ECRV is the beneficial owner of 70.8% of the registrant’s common stock.

Additionally, the Series A Shares have voting rights on all matters submitted to stockholders equal to 60.3% of the total votes that can be cast.  Based on 59,449,346 shares of the registrant’s common stock currently outstanding, the Series A Shares have 116,098,855 votes on any matter submitted to the stockholders.  The Series A Shares vote as a separate class.  As a result of the acquisition of the Series A Shares and the 25,865,000 shares of common stock, ECRV now controls 60.0% of the voting power of the registrant’s outstanding voting securities.

Pursuant to the Stock Purchase Agreement, upon the execution of a merger agreement between ECRV and the registrant, (i) Teresa Palumbo, the sole member of Airport LLC and an officer and director of the registrant, and Mary Radomsky, an officer and director of the registrant, will each receive a grant of 25,000 restricted shares of common stock of the registrant and (ii) Airport LLC will receive from ECRV a 20% equity interest in ECRV which interest shall have anti-dilution rights for a period of one year from the date of closing (February 12, 2008).  In addition, ECRV will also have anti-dilution rights for a period of one year from the date of closing (February 12, 2008).

For a period of one year from the date of closing (February 12, 2008), Airport LLC has a right of first refusal exercisable if and when ECRV elects to sell, gift or assign a majority interest in the registrant to an unaffiliated third party.  ECRV must give notice to Airport LLC of any such intent to sell, gift or assign a majority interest in the registrant.  Airport LLC will have 30 days from the date of such notice to exercise its right of first refusal for the same consideration Airport LLC paid to ECRV.

The current officers and directors of the registrant, Teresa Palumbo and Mary Radomsky, will continue to serve as the officers and directors of the registrant until the registrant has completed a reverse split.  After such reverse split, Ms. Palumbo and Ms. Radomsky will appoint new officers and directors and then promptly resign from their respective offices with the registrant.

Item 9.01 – Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibits are furnished as part of this Report:

Exhibit Number	Description
10.1	Stock Purchase Agreement, dated February 12, 2008, by and between Airport Road Associates One, LLC and East Coast Realty Ventures, LLC

Exhibit 10.1

STOCK PURCHASE AGREEMENT

COMMON & PREFERRED STOCK

THIS STOCK PURCHASE AGREEMENT is entered into this 12th day of February, 2008 by and between Airport Road Associates One, LLC (the "Seller") and East Coast Realty Ventures, LLC (the “Buyer”).

RECITALS

WHEREAS, PSPP Holdings, Inc. is a corporation in good standing in the State of Nevada and is a publicly traded corporation trading on the OTC Bulletin Board Exchange and controlled by the Seller (hereinafter the “Company”);

WHEREAS, the Company currently has 59,449,364 shares of common stock issued and outstanding;

WHEREAS, the Buyer is the principal of East Coast Realty Ventures, LLC (hereinafter “ECRV”) and the proposed merger between the Company and ECRV is an inducement for the Buyer and Seller to enter into this transaction; and

WHEREAS, Seller is the legal or beneficial owner of twenty five million seven hundred fifteen thousand nine hundred thirty six (25,715,936) shares of the Company (hereinafter collectively referred to as the “Common Shares”) in the Company; and

WHEREAS, Seller is the legal or beneficial owner of one nine hundred y thousand (900,000) preferred shares of the Company (hereinafter referred to as the “Preferred Shares”); and

WHEREAS, Seller desires to sell and transfer to Buyer and Buyer desires to purchase in a private transaction in accordance with the terms and conditions provided for herein, the Common Shares and the Preferred Shares; and

WHEREAS, Seller is indebted to the prior control person(s) of the Company in the amount of five hundred thousand dollars ($500,000) to be repaid to the prior control person(s);

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I

PURCHASE AND SALE OF DEBTS AND SECURITIES

Section 1.1

RECITALS:

The above recitals are incorporated herein as a part of this Stock Purchase Agreement.

Section 1.2

SALE OF SECURITIES:

Subject to the terms and conditions set forth in this Agreement, Seller shall have transferred and conveyed the Securities to Buyer, free and clear of any and all liens, claims, and encumbrances, whatsoever, and Buyer shall purchase the Securities from Seller (the “Transaction”).

Section 1.3

CONSIDERATION:

(a)

As payment for the transfer of the Securities by Seller to Buyer, Buyer shall deliver at Closing the sum of one hundred fift three thousand seven hundred and fifty dollars ($153,750.00) to Seller by 5:00 PM EST on February 12, 2008; and

(b)

Seller shall assign Seller’s five hundred thousand dollar ($500,000.00) obligation to the prior control person(s) of the Company to the Buyer and Buyer shall accept such assignment; and

(c)

Buyer, upon the execution of a merger between the Company and ECRV (as defined in Section 4.2), shall deliver to Teresa Palumbo and Mary Radomsky twenty five thousand (25,000) shares each in restricted stock; and

(d)

Buyer shall, upon the execution of the merger between the Company and ECRV, shall deliver to the Seller a twenty percent (20%) equity position with the Company, which shall carry non-dilution protection for a period of two (2) years (the Buyer and Seller shall agree to enter into a mutually agreeable partnership agreement governing compensation of the parties for the operations of ECRV);

(e)

In the event the Closing is not completed by February 12, 2008 none of the Parties shall have any further obligations under this Agreement.

ARTICLE II

PRECONDITIONS TO CLOSING/DUE DILIGENCE

Section 2.1

CONDITIONS TO CONSUMMATION OF THE TRANSACTION:  The respective obligations of the parties with respect to this Transaction shall be subject to satisfaction of conditions customary to transactions of this type, including without limitation, (a) execution of this Stock  Purchase Agreement by all parties; (b) absence of a material adverse change in the financial condition, business, properties, assets or prospects of the Company prior to Closing, (c) satisfactory completion by the Buyer and the Seller of a due diligence investigation of the other party; and (d)

confirmation that the representations and warranties of each party are true and accurate in all respects.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller, and where applicable the Company, represent and warrant that at the time of the execution of this Agreement and at the Closing thereof:

Section 3.1

MARKETABLE TITLE:

The Seller shall convey to Buyer good and marketable title in and to the Securities, free and clear of any and all liens, claims, encumbrances.

Section 3.2

AUTHORITY:

The Seller has the right, power, legal capacity and authority to enter into and perform its respective obligations under this Agreement and no approvals or consents of any persons or entities are necessary in connection with it.

Section 3.3

CONTRACTS:  Neither the Company nor the Seller is the party to any agreement, contract, or written understanding, which would prevent them from lawfully entering into this Agreement.

Section 3.4

FINANCIAL INFORMATION: Seller has delivered requested financial information regarding the Company and such financial information is true, complete, correct, and accurate, and there has been no material change in the financial condition of the Company.

Section 3.5

BOOKS AND RECORDS: The books and records of the Company, to be delivered to Buyer before Closing, are true, complete and accurate. The minutes book of the Company contains accurate and complete records of Board of Directors meetings held and corporate actions taken by the stockholders or by written consent, and no meeting of any such stockholders or Board of Directors has been held for which minutes have not been prepared and are not contained in such minute books. At the Closing, all of those books and records shall be delivered to the Buyer.

Section 3.6

TAXES: The Company has filed or caused to be filed tax returns that are or were required to be filed pursuant to applicable legal requirements as outlined in Section 1.3. The Company has paid, or made provision for the payment of, all taxes that have or may have become due pursuant to those tax returns

Section 3.7

NO MATERIAL ADVERSE CHANGE: Since the date of the initiation of negotiations regarding this Transaction, there has not been any material adverse change in the business, operations, properties, prospects, assets, or condition of the Company (financial or otherwise), and no event has occurred or circumstance exists that may result in such a material adverse change.

Section 3.8

DISCLOSURE: No representation or warranty of Seller in this Agreement omits to state a known material fact necessary to make the statements herein or therein, in light of the circumstances in which they were made, not misleading.  There is no fact known to Seller that has specific application to either Seller or the Company (other than general economic or industry conditions) and that materially adversely affects the assets, business, prospects, financial condition, or results of operations of the Company that has not been set forth in this Agreement.

Section 3.9

OUTSTANDING STOCK: The Company has 59,499,364 shares of common stock issued and outstanding of which 30,140,936 are being delivered pursuant to this Agreement, 25,715,036 in certificate form and 4,425,000 in DTC which shall be transferred to the Buyer.  Further, the Company has 1,000,000 shares of all classes of Preferred Stock issues and outstanding of which nine hundred thousand (900,000) are being delivered to the Buyer pursuant to this Agreement.  There are no other shares of common or preferred stock outstanding as of the date of this Agreement.

Section 3.10

DEBTS: The Company has no outstanding debts, judgments, liens, encumbrances, UCC filings, notes, loans, convertible debt instruments (other than $243,474.00 that are identified in a certain Debt Purchase Agreement) or other financial obligations whatsoever, other than as mentioned in this Agreement herein.  In addition, the remaining debt on the books and records of the Company is validly to be written off and not due and payable.

ARTICLE IV

REPRESENTATION AND WARRANTIES OF THE BUYER

Seller hereby represents and warrants that at the time of the execution of this Agreement and at the Closing thereof:

Section 4.1

POWER TO CONTRACT:  The Buyer has the right, power, legal capacity and authority to enter into and perform its respective obligations under this Agreement and no approvals or consents of any persons or entities are necessary in connection with it.  Buyer is not a party to any agreement, contract, or written understanding, which would prevent Buyer from lawfully entering into this Agreement.

Section 4.2

EAST COAST REALTY VENTURES, LLC:  Buyer is the principal of East Coast Realty Ventures, LLC (hereinafter “ECRV”), a Nevada Limited Liability Company with current estimated assets of $6,000,000, estimated yearly profits of $1,500,000 and estimated yearly revenues of $11,000,000.  Buyer shall contribute all of Buyer’s interest in ECRV, Clinton, LLC, ECRV Holding, Inc. and ECRV Fairfield, LLC.

Section 4.3

AUDIT & MERGER OF ECRV:  Buyer shall direct that an audit of ECRV by a PCOAB-accredited Certified Public Accountant be completed on or before 71 days of closing.

Section 4.4

RETENTION OF PREFERRED SHARES:  Buyer shall not convert the 900,000 shares.

Section 4.5

ANTI-DILUTION OF SELLER WITH RESPECT TO BUYER:  Upon the tender of the Common Shares and 900,000 Preferred Shares to Buyer, the Seller shall have anti-dilution rights for the securities it possesses such that the Seller shall maintain its respective percentage ownership interest in the Company PARI PASSU with Buyer (ECRV) for a period of one (1) year from the date the Buyer has been tendered its controlling interest in the Company.

Section 4.6

SELLER’S FIRST RIGHT OF REFUSAL:  If Buyer chooses to sell, gift, or assign his majority interest in the Company to a third party not affiliated with the Buyer or ECRV, the Buyer shall notify the Seller and the Seller shall, for thirty (30) days, have the exclusive right of first refusal to purchase the majority interest in the Company for the consideration stated in Section 1 of this Agreement. The rights and obligations in this Section 4.6 shall last for a period of one (1) year from the date of Closing.

ARTICLE V

RESIGNATION OF BOARD / NO SHOP PROVISION /

CONDUCT OF BUSINESS / CONFIDENTIALITY

Section 5.1

RESIGNATION FROM BOARD OF DIRECTORS, OFFICER POSITIONS AND EMPLOYMENT:  Upon payment and assumption of debt, Seller shall appoint to the Board of Directors and Officers of the Company.  Our Board shall then immediately resign from the Board of Directors and as Officers of the Company.

Section 5.2

CONDUCT OF BUSINESS:  Seller has and shall continue conduct its business in the normal and ordinary course, consistent with the present conduct of its business and previous practices, shall not make and/or declare any dividend (cash and/or stock), redemption, stock split (reverse or forward), and/or stock and/or cash distributions.

Section 5.3

EXPENSES:

Each of the parties shall be responsible for their own expenses in connection with this Agreement and consummation of the Transactions contemplated hereby.

Section 5.4

CONFIDENTIALITY

: Each of the parties hereto agrees that it shall not use, or permit the use of, any and all of the information relating to the Seller or the Buyer, respectively, furnished to each other in connection with this Transaction (“Confidential Information”), except publicly available or freely usable material as otherwise obtained from another source, in a manner or for a purpose detrimental to the Seller or the Buyer, as the case may be, or otherwise than in connection with this Transaction. None of the Parties hereto shall, and each party shall cause its directors, officers, employees, agents, affiliates, and representatives not to, disclose, divulge, provide, or make accessible, or available, any and all of the Confidential Information, in whole or in part, to any person or entity, other than their respective and responsible officers, employees, advisors, or attorneys, or otherwise as required by law or regulation.

ARTICLE VI

INDEMNIFICATION

Section 6.1

INDEMNIFICATION BY SELLER: Seller shall indemnify, save, defend and hold harmless Buyer and its officers, directors and members from and against any and all damages, costs, liabilities, and expenses, of any kind whatsoever (including reasonable attorneys' fees) arising out of, or in connection with, (a) any and all operations, activities, and events, of and/or impacting the Company occurring prior to the Closing; (b) any and all breaches of this Agreement and the representations and warranties by Seller; and (c) any and all claims by a third party relating to Seller’s sole actions or inaction as the case may be or gross negligence occurring prior to the Closing; (d) any claim by any person or entity for brokerage or finder’s fees, or commissions, or similar payments, based upon any written agreement or written understanding alleged to have been made by any such person or entity with either Seller or the Company in connection with the contemplated Transaction or this Agreement; and (e) any obligations of the Company or the Buyers resulting from any debt owed by the Company (except as identified in Section 3.10 above).

Section 6.2

INDEMNIFICATION BY BUYER: Buyer shall indemnify, save, defend and hold harmless Seller from and against any and all damages, costs, liabilities, and expenses, of any kind whatsoever (including reasonable attorneys' fees) arising directly out of (a) any and all activities and/or operations of the Company and the Company’s subsidiaries conducted after the Closing; (b)

any and all breaches of this Agreement by Buyer; and (c) any and all claims by a third party relating to Buyer’s and/or the Company’s sole actions or inaction as the case may be or gross negligence occurring after the Closing; and (d) any claim by any person or entity for brokerage or finder’s fees, or commissions, or similar payments, based upon any agreement or understanding whether actual or alleged to have been made by any such person or entity with the Buyer or his affiliates in connection with the contemplated Transaction or this Agreement.

ARTICLE VII

THE CLOSING

Section 7.1

SELLER OBLIGATIONS:

At the Closing, Seller shall deliver to Buyer and their counsel:

(a)

The stock certificates representing the Common Stock and the Preferred Stock, registered in the name of Seller or third parties, endorsed for transfer to the Buyer or accompanied by one or more irrevocable stock powers duly executed by holder and medallion guaranteed to the Buyer in the name of the Buyer as well as corporate resolutions from the corporate entities authorizing the transfer of the Securities.

(b)

All books and records of the Company, including but not limited to, the Articles of Incorporation, as amended, bylaws, any corporate minute books and bank statements,

(c)

The resignations from the Board of Directors and appointment of new Board of Directors as required in Section 5.1 hereof.

(e)

All other instruments or documents as may be reasonably required to consummate the Transaction contemplated by this Agreement.

(f)

The Seller shall instruct the transfer agent of the Securities strictly in accordance with this Agreement at the direction and request of the Buyer, to provide for the Transactions contemplated herein.

Section 7.2

BUYERS’ OBLIGATIONS:

At the Closing, Buyer shall deliver to Seller the following instruments and documents:

(a)

Wire transfer in the amount of $153,750 to Seller.

Section 7.3

THE CLOSING.  The Closing shall occur on or before February 8, 2008 and may be conducted via either the transmission of facsimile documents or scanned and emailed signed documents.

ARTICLE XIII

GENERAL PROVISIONS

Section 8.1

ASSIGNMENT: Neither the Seller nor the Buyer may assign or transfer their interest and/or rights under this Agreement without the prior written consent of the other.

Section 8.2

BINDING EFFECT: This Agreement shall be binding upon the parties hereto and their personal representatives, executors, heirs, beneficiaries, successors, and permitted assigns, if any.

Section 8.3

NOTICES:

Unless otherwise changed by written notice, any notice or other communications required or permitted hereunder shall be deemed given if sent postage prepaid, return receipt requested, addressed to the respective party at the address set forth on the signature page of this Agreement.

Section 8.4:

GOVERNING LAW:

This Agreement shall be governed and interpreted solely in accordance with the laws of the State of Maryland, and applicable U.S. federal law, if any, and in each case without regard to their choice of laws principles.  All disputes shall be resolved in the Courts of either the State of Maryland or the Federal Districts residing within the State of Maryland.

Section 8.5:

LEGAL FORM:  The parties hereto agree that they have been or have had the opportunity to be represented by counsel during the negotiation and execution of this Agreement.

Section 8.6:

ENTIRE AGREEMENT:

This Agreement embodies the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior, and contemporaneous, negotiations, agreements, and understandings, whether written or oral.  This Agreement, or any provision herein, may not be changed, waived, discharged, or terminated, except by an express written instrument signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

IN WITNESS WHEREOF, the parties have affixed their seal as of the date first mentioned above.

SELLER:

BUYER:

AIRPORT ROAD ASSOCIATES ONE, LLC

FREDERIC RICHARDSON

By:

  \s\ Teresa Palumbo

    \s\ Frederic Richardson

Teresa Palumbo

By: Frederic Richardson

Managing Member

President

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this ___ day of March 2008.

PSPP HOLDINGS, INC.

By:

/s/Teresa Palumbo

Name:  Teresa Palumbo

Title: